Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The sea change that the economy experienced during Putnam California Tax Exempt Income Fund's fiscal year ended September 30, 2001, provided plenty of challenges for Fund Manager David Hamlin and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that even after the tragedy municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, David discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the terrorist attacks. As the fund begins a new fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

David E. Hamlin

In a tumultuous 12-month period ended September 30, 2001, Putnam California Tax Exempt Income Fund rode a high-quality portfolio and a rallying municipal bond market to near double-digit total returns. The economy's continued weakness led to aggressive rate cutting by the Federal Reserve Board as the Fed reduced short-term interest rates by
3.5 percentage points from January through September of 2001. Bonds, in general, benefited this year from the declining interest-rate environment coupled with low inflation, as well as investors' flight from the troubled equity markets. Municipal bond markets participated in this good fortune, although the transportation sector, which contains airline-backed bonds, suffered along with the airline industry following the tragedies of September 11.

Total return for 12 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   9.57%   4.32%    8.87%   3.87%    8.81%   7.81%    9.25%   5.70%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* VOLATILE CALIFORNIA MARKET SHOWED IMPORTANCE OF SECTOR POSITIONING

With roughly 2% of the portfolio exposed to airlines, Putnam California Tax-Exempt Income Fund was minimally affected by the tragic events of September 11. This marked the second time during this fiscal year that your fund's sector positioning enabled it to sidestep substantial downturns. Earlier in the year, the fund had approximately 6% exposure to California power bonds when the state's power crisis decimated the value of those issues. Overall, however, the power crisis, along with the slowing economy and the dot-com bust, eroded California's premier price position in tax-exempt securities relative to other states' bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewer            19.5%

Transportation             16.4%

Utilities                   8.0%

Health care                 7.9%

Education                   3.5%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


California's volatility became the key story in municipal markets this year. As we reached the fiscal year's midpoint, in March, there was concern over rolling blackouts, and fears for even worse problems in the coming summer. Standard & Poor's downgraded the state's general obligation issues from AA to A+ on April 24, and Moody's downgraded the state from Aa2 to Aa3 on May 15.

Since June, though, things have been relatively calm for California. The power crisis has eased, the blackouts have stopped, and power prices have essentially plummeted. However, the power crisis has been replaced by a more fundamental economic concern. As the U.S. economy has continued to slow, the state economy, including its mainstay, the technology industry, has followed suit. Additionally, California's plans to issue approximately $12.5 billion of power bonds to reimburse the state's general fund for last year's power expenditures remain in limbo as local politics have pushed the issuance date out until first quarter 2002, at the earliest.

* QUALITY, DIVERSIFICATION, AND RESEARCH

Through the turmoil of the past year, we remained calm. Our outlook is fairly cautious on the state general obligation bonds, but we have confidence in the overall quality of the fund's portfolio holdings. More than 65% of holdings were rated AAA as of September 30. In addition, over half of the portfolio is insured, meaning that bondholders' assets are protected in the event of default. We have focused on issues that are backed by direct revenue streams, such as water, sewers, school districts, and other essential services.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 67.7%

Aa/AA -- 10.2%

A -- 3.2%

Baa/BBB -- 9.1%

Ba/BB -- 5.0%

B and below -- 2.9%

VMIG -- 1.9%

Footnote reads:
*As a percentage of market value as of 9/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Putnam California Tax Exempt Income Fund is proving to be a good all-weather offering ... This high-quality fund also has a solid long-term record. With nearly 70% of its assets in AAA-rated bonds, the fund has been nearly immune to credit risk, and with a duration that hovers near the category's average, it hasn't been any more sensitive to interest-rate changes than its average peer ... We think Golden State investors would do well to consider it."

-- Scott Berry, Morningstar Quicktake [REGISTRATION MARK], Analyst
   Report 8/15/01


The fund's average duration (a measure of a portfolio's sensitivity to interest-rate change) has shortened gradually over the year to 7.3 years from 8.4 years at the beginning of the fiscal year, which makes it neutral relative to the current category average. We think this is a prudent positioning in light of the potential influx of supply from the power bond issuance and our cautious stance on the current interest-rate environment.

While the majority of the fund is invested in high-quality offerings, we are constantly searching for opportunities in lower-rated and unrated bonds. Every security in your fund's portfolio not rated by one of the major agencies is rated internally and periodically monitored by Putnam's own fixed-income research department. We believe the depth of our analytical talent is a real advantage for the fund in our search for desirable lower-rated credits.

In 1999 and 2000, as quality credit spreads in the municipal bond market increased, we moved to include the best of these non-investment-grade securities in the portfolio. The percentage of our holdings invested in bonds rated below investment grade (BB and below) increased gradually to 7.9% from 4.9% at the start of the period.

Early in the year, we found attractive values in the land-secured and hospital sectors. In the year's second half, we purchased land development issues backed by special taxes for roads, sewers, and other housing infrastructure. Our analysts' onsite inspections included research on important California environmental concerns and more rudimentary considerations like highway access and local schools.

We bought North Natomas Community Facilities District Special Tax bonds with a 6 3/8% coupon and a 9/1/2031 maturity date in April. We also bought Sunnyvale California Community Facilities District No. 1 bonds, issued to fund two parking garages to be leased to the revamped Sunnyvale Mall, an integrated shopping, dining and entertainment complex. The issue has a 7.65% coupon and a maturity date of 8/1/2021.

In the quest for diversification, we also bought two issues from the Tobacco Securitization Authority, Northern California Tobacco Settlement Asset Backed Bonds. Both are A1 rated. One carries a coupon of 5 3/8% and matures in 2041; the other has a 5 1/4% coupon and matures in 2031. These bonds are backed by Sacramento's share of the money paid to the state of California from the tobacco settlement reached by the State Attorneys General and will be used to fund projects for the City of Sacramento.

Municipalities around the country began securitizing this settlement money in 1999. However, this year is the first year that these types of bonds have been issued in California. In an effort to monitor these bonds closely, our research department has built cash-flow models around the tobacco industry and its payout schedules for the next forty years. It is important to remember that these bonds finance California municipal projects and not the tobacco industry.

* OUTLOOK: CAUTIOUS BUT CONFIDENT

Going forward, we believe that your fund is well positioned because of our emphasis on research and our careful selection of lower-rated bonds. Currently, the market is favoring the highest-quality bonds because there is enormous fear of risk. We believe that while this fear is understandable, it is also overblown. We expect the environment to favor lower-rated issues for the next several years.

We also expect that the Treasury yield curve will become even steeper, as the Fed lowers rates further, while the increase in risk and concerns about the potential for inflation may push up long rates. In this interest-rate environment, we look for dividends to remain stable to slightly lower as we adjust the portfolio structure for greater protection of principal should there be an eventual rise in short-term interest rates.

The California power crisis and the events of September 11 reinforce the reason that investors, particularly investors who do not have the assets or desire to diversify in municipal bonds on their own, may benefit from investing in a municipal bond fund. With the diversification inherent in a fund comes professional research and active management, working to provide income, total return, and protection against downside risk.

We believe it is much more beneficial in the long run to have strong income and solid total returns and to mitigate downside volatility than to seek the highest yields in the market that are often accompanied by much greater risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Even though the investments are diversified among several different issuers within the state, they may all be affected by common economic forces and other factors.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking as high a level of current income exempt from federal and California income tax as is consistent with preservation of principal.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                        Class A            Class B            Class C             Class M
(inception dates)      (4/29/83)          (1/4/93)           (7/26/99)           (2/14/95)
                      NAV     POP        NAV    CDSC        NAV     CDSC        NAV     POP
----------------------------------------------------------------------------------------------
1 year               9.57%   4.32%      8.87%   3.87%      8.81%    7.81%      9.25%   5.70%
----------------------------------------------------------------------------------------------
5 years             34.20   27.86      29.92   27.92      28.93    28.93      32.05   27.82
Annual average       6.06    5.04       5.38    5.05       5.21     5.21       5.72    5.03
----------------------------------------------------------------------------------------------
10 years            90.85   81.88      77.50   77.50      76.12    76.12      84.07   78.04
Annual average       6.68    6.16       5.91    5.91       5.82     5.82       6.29    5.94
----------------------------------------------------------------------------------------------
Annual average
(life of fund)       8.07    7.78       7.23    7.23       7.20     7.20       7.61    7.42
----------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                      Lehman Municipal              Consumer
                         Bond Index                price index
-----------------------------------------------------------------------------
1 year                     10.41%                     2.65%
-----------------------------------------------------------------------------
5 years                    37.98                     12.93
Annual average              6.65                      2.46
-----------------------------------------------------------------------------
10 years                   97.70                     29.88
Annual average              7.05                      2.65
-----------------------------------------------------------------------------
Annual average
(life of fund)              8.46                      3.27
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/91

              Fund's class A        Lehman Municipal      Consumer price
Date           shares at POP           Bond Index             index

9/30/91           9,525                  10,000              10,000
9/30/92          10,528                  11,045              10,299
9/30/93          11,909                  12,453              10,576
9/30/94          11,256                  12,152              10,889
9/30/95          12,870                  13,512              11,166
9/30/96          13,648                  14,328              11,501
9/30/97          14,733                  15,622              11,757
9/30/98          15,803                  16,984              11,924
9/30/99          15,274                  16,864              12,230
9/30/00          16,659                  17,906              12,653
9/30/01         $18,188                 $19,770             $12,988

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,750 and $17,612, respectively, and no CDSCs would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,407 ($17,804 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                        Class A          Class B          Class C          Class M
-----------------------------------------------------------------------------------------
Distributions
(number)                  12               12               12               12
-----------------------------------------------------------------------------------------
Income                $0.421969        $0.365899        $0.354105        $0.395277
-----------------------------------------------------------------------------------------
Capital gains 1
  Long-term            0.000200         0.000200         0.000200         0.000200
-----------------------------------------------------------------------------------------
  Short-term              --               --               --               --
-----------------------------------------------------------------------------------------
  Total               $0.422169        $0.366099        $0.354305        $0.395477
-----------------------------------------------------------------------------------------
Share value:        NAV        POP         NAV              NAV        NAV        POP
-----------------------------------------------------------------------------------------
9/30/00            $8.35      $8.77       $8.34            $8.37      $8.33      $8.61
-----------------------------------------------------------------------------------------
9/30/01             8.71       9.14        8.70             8.74       8.69       8.98
-----------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------
Current
dividend
rate 2              4.84%      4.61%       4.18%            4.02%      4.54%      4.39%
-----------------------------------------------------------------------------------------
Taxable
equivalent 3        8.76       8.35        7.57             7.28       8.22       7.95
-----------------------------------------------------------------------------------------
Current
30-day SEC
yield 4             3.87       3.68        3.21             3.04       3.57       3.46
-----------------------------------------------------------------------------------------
Taxable
equivalent 3        7.01       6.66        5.81             5.50       6.46       6.26
-----------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.76% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge, a higher 12b-1 fee than that of class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG  LLP
Boston, Massachusetts
November 2, 2001




THE FUND'S PORTFOLIO
September 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (94.7%)
-------------------------------------------------------------------------------------------------------------------
                    Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
$         9,500,000 5 1/4s, 10/1/21                                                       Aaa        $    9,891,875
         10,195,000 5 1/8s, 10/1/14                                                       Aaa            10,793,956
         21,425,000 4 3/4s, 10/1/25                                                       Aaa            20,755,469
         16,000,000 Anaheim, IF COP, MBIA, 8.78s, 7/16/23                                 Aaa            19,000,000
         24,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA,
                    10.32s, 12/28/18                                                      Aaa            30,390,000
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.)
          7,000,000 Ser. A, FSA, 5s, 3/1/37                                               Aaa             6,965,000
         16,080,000 Ser. C, FSA, zero %, 3/1/37                                           Aaa             2,371,800
         12,485,000 Ser. C, FSA, zero %, 9/1/34                                           Aaa             2,184,875
         30,275,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                    Med. Ctr.), Ser. A, 6.55s, 12/1/22                                    A2             32,356,406
                    Brentwood, Infrastructure Auth. Rev. Bonds,
                    Ser. 94-1
         11,120,000 5 5/8s, 9/2/29                                                        BB/P           10,564,000
          2,460,000 5.6s, 9/2/19                                                          BB/P            2,389,275
         11,180,000 CA Edl. Fac. Auth. FRB, 8.22s, 12/1/32
                    (acquired 5/14/01, cost $11,230,310) (RES)                            AAA            11,725,025
         20,000,000 CA Edl. Fac. Auth. Rev. Bonds (U. of Southern CA),
                    Ser. C, 5 1/8s, 10/1/28                                               Aa1            20,150,000
                    CA Hlth. Fac. Auth. Rev. Bonds
         12,500,000 (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                           Aaa            12,968,750
         21,000,000 (Catholic Healthcare West.), Ser. A, AMBAC,
                    5s, 7/1/21                                                            Aaa            21,026,250
         35,385,000 Ser. 5, MBIA, 5s, 7/1/14                                              AAA            36,225,394
         11,700,000 CA Hsg. Fin. Agcy. IFB, FHA Insd., 10.075s, 8/1/23                    Aa2            12,709,125
         10,700,000 CA Poll. Control Fin. Auth. FRB (Shell Oil Co.
                    Project - B), 2.45s, 10/1/11                                          VMIG2          10,700,000
         16,500,000 CA Poll. Control Fin. Auth. Rev. Bond (Pacific
                    Gas & Electric - A), Ser. A, MBIA, 5.35s, 12/1/16                     AAA            17,366,250
         10,290,000 CA Poll. Control Fin. Auth. Solid Waste Disp.
                    Rev. Bonds (Keller Canyon Landfill Co.),
                    6 7/8s, 11/1/27                                                       B1             10,508,663
         11,600,000 CA Rev. Bonds (United Airlines-L.A. Intl. Arpt.),
                    6 1/4s, 10/1/35                                                       B2              9,526,500
         24,200,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    11.1s, 12/1/12 (acquired 10/23/97,
                    cost $25,632,450) (RES)                                               Aa2            37,177,250
                    CA State Dept. Wtr. Resources Rev. Bonds
         25,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29                                         Aaa            24,062,500
          5,000,000 (Wtr. Resources Ctr. Valley Project), FSA,
                    5 1/8s, 12/1/29                                                       Aaa             5,056,250
                    CA State G.O. Bonds
         37,100,000 FRB, 9.359s, 9/1/12 (acquired 7/11/96,
                    cost $36,543,500) (RES)                                               AA-            50,224,125
          3,000,000 6s, 10/1/08                                                           Aa3             3,412,500
         16,545,000 AMBAC, 5 1/2s, 4/1/11                                                 AAA            18,344,269
         10,000,000 (Veterans), Ser. BH, 5.4s, 12/1/14                                    Aa3            10,425,000
         10,000,000 (Veterans), Ser. BH, 5.35s, 12/1/13                                   AA-/P          10,387,500
         10,000,000 (Veterans), Ser. BH, FSA, 5 1/4s, 12/1/12                             Aaa            10,462,500
         10,000,000 FGIC, 4 3/4s, 2/1/29                                                  Aaa             9,662,500
         20,800,000 Ser. 33, MBIA, zero %, 10/1/11                                        AAA            13,494,000
         60,000,000 MBIA, zero %, 9/1/11                                                  AAA            39,075,000
                    CA State Pub. Wks. Board Lease Rev. Bonds
         28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17                                          Aaa            33,950,000
         10,105,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5.8s, 1/1/13 (SEG)                                             Aaa            11,431,281
         33,500,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa            34,714,375
          6,555,000 (Library & Courts Annex), Ser. A, 5s, 5/1/18                          A1              6,620,550
         25,500,000 CA State Rev. Bonds, FGIC, 8s, 11/1/07                                Aaa            30,600,000
                    CA Statewide Cmnty. Dev. Auth. Apt. Dev. Rev.
                    Bonds (Irvine Apt. Cmntys.)
         12,500,000 Ser. A-4, 5 1/4s, 5/15/25                                             Baa2           12,531,250
         20,000,000 Ser. A-3, 5.1s, 5/15/25                                               Baa2           20,175,000
                    CA Statewide Cmnty. Dev. Auth. COP
         15,000,000 (The Internext Group), 5 3/8s, 4/1/30                                 BBB            14,437,500
         10,000,000 (Children's Hosp.), MBIA, 4 3/4s, 6/1/21                              Aaa             9,750,000
                    CA Statewide Cmnty. Dev. Auth. Multi-Fam.
                    Rev. Bonds
          6,000,000 5.3s, 6/1/29                                                          Baa1            6,232,500
          5,000,000 (Equity Res. Hsg.), Ser. B, 5.2s, 12/1/29                             A3              5,162,500
                    CA Statewide Cmnty. Dev. Auth. Rev. Bonds
                    (United Airlines, Inc.)
         17,750,000 Ser. A, 5.7s, 10/1/34                                                 B2             16,219,063
         17,580,000 5 5/8s, 10/1/34                                                       B2             12,899,325
                    CA Statewide Cmnty. Dev. Auth. Special Tax
                    Rev. Bonds
          1,765,000 (Cmnty. Fac. Dist. No. 1-Zone 3), 7 5/8s, 9/1/30                      BB-/P           1,842,219
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1A), 7 1/2s, 9/1/30                     BB-/P           1,822,188
          2,320,000 (Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30                     BB-/P           2,407,000
          1,750,000 (Cmnty. Fac. Dist. No.1-Zone 1B), zero %, 9/1/20                      BB-/P             415,625
                    CA Statewide Cmnty. Dev. Auth. Special Tax FRB
          4,000,000 (Hsg. Equity Res. - C), 5.2s, 12/1/29                                 A3              4,130,000
          3,500,000 (Disposal-Waste Mgt., Inc. Project - J),
                    4.95s, 4/1/11                                                         BBB             3,605,000
          8,000,000 Capistrano, U. School Dist. Cmnty. Fac. Special
                    Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29                         BB/P            7,900,000
          9,000,000 Central CA Joint Pwr. Hlth. Fin. Auth. COP
                    (Cnty. Hosp. Central CA), 6s, 2/1/30                                  Baa1            9,483,750
         32,000,000 Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                    5 3/4s, 8/1/22                                                        Aaa            33,520,000
          4,420,000 Chula Vista Special Tax Bonds (Cmnty. Facs. Dist.
                    No. 97-3), 6.05s, 9/1/29                                              BB+/P           4,469,725
         68,280,000 Commerce Redev. Agcy. Rev. Bonds (Project 1,
                    Tax Alloc.), zero %, 8/1/21                                           BBB-           21,337,500
         34,295,000 Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                    Ser. G, MBIA, zero %, 9/1/17                                          Aaa            15,732,831
                    Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
         36,915,000 5s, 10/1/26                                                           Aaa            36,961,144
         41,500,000 5s, 10/1/24                                                           Aaa            41,603,750
         10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             3,700,000
         19,000,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-           18,216,250
                    Duarte, COP, Ser. A
         15,000,000 5 1/4s, 4/1/31                                                        Baa2           14,400,000
          7,500,000 5 1/4s, 4/1/24                                                        Baa2            7,321,875
                    East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds
         21,000,000 MBIA, 4 3/4s, 6/1/28                                                  Aaa            20,265,000
         23,850,000 FGIC, 4 3/4s, 6/1/21                                                  Aaa            23,402,813
         10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 8/15/17                                                Aaa            10,882,228
                    Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads)
         34,150,000 Ser. A, 6 1/2s, 1/1/32                                                Aaa            39,656,688
         38,875,000 Ser. A, 6s, 1/1/34                                                    Aaa            44,171,719
         19,000,000 5 3/4s, 1/15/40                                                       Baa3           19,546,250
          5,000,000 MBIA, 5 3/8s, 1/15/14                                                 Aaa             5,387,500
          7,850,000 MBIA, 5 1/2s, 1/15/09                                                 Aaa             8,752,750
          8,945,000 MBIA, 5 1/2s, 1/15/08                                                 Aaa             9,928,950
            400,000 Indio, Multi-Fam. VRDN (Hsg. Mtg.-Carreon),
                    Ser. A, 2.2s, 8/1/26                                                  VMIG1             400,000
                    Irvine, 1915 Impt. Bd. Act Special Assmt. Bonds
          1,200,000 (Assmt. Dist. No. 97-16), 6 3/8s, 9/2/22                              BBB-/P          1,236,000
          2,750,000 (Assmt. Dist. No. 97-17), 6s, 9/2/23                                  BBB+/P          2,777,500
          1,000,000 (Assmt. Dist. No. 94-13), 6s, 9/2/22                                  BBB/P           1,010,000
          2,000,000 (Assmt. Dist. No. 94-13), 5 7/8s, 9/2/17                              BBB/P           2,020,000
          5,000,000 (Assmt. Dist. No. 97-17), 5 7/8s, 9/2/17                              BBB+/P          5,050,000
                    Irvine, 1915 Impt. Bd. Act VRDN
          9,392,000 (Assmt. Dist. No. 97-16), 2.45s, 9/2/22                               VMIG2           9,392,000
          4,796,000 (Assmt. Dist. No. 94-13), 2 1/4s, 9/2/22                              A-1+            4,796,000
          2,235,000 (Assmt. Dist. No. 89-10), 2 1/4s, 9/2/15                              A-1+/P          2,235,000
          2,200,000 Irvine Ranch, Wtr. Dist. FRB, 2.5s, 8/1/16                            VMIG1           2,200,000
                    Irvine Ranch, Wtr. Dist. VRDN
          2,850,000 2.5s, 4/1/33                                                          VMIG2           2,850,000
          1,700,000 (Cons. Bonds), Ser. B, 2.45s, 10/1/10                                 A-1+            1,700,000
         19,000,000 (Cons. Bonds), Ser. B, 2 1/4s, 10/1/09                                A-1+           19,000,000
          5,600,000 Ser. B, 2.4s, 10/1/04                                                 A-1+            5,600,000
         10,510,000 Kern, High School Dist. FRB , Ser. 14, MBIA,
                    10.404s, 2/1/13 (acquired 6/29/98,
                    cost $14,124,599) (RES)                                               Aaa            14,464,388
         14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
                    Ser. C, 6.7s, 10/1/33                                                 BB-/P          14,924,450
         21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                    Gen. Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                             Aaa            24,248,163
                    Los Angeles Cnty., CA Pub. Wks. Fin. Auth. Rev.
                    Bonds, Ser. A, AMBAC
          7,000,000 5 1/2s, 10/1/10                                                       Aaa             7,726,250
          8,000,000 5 1/2s, 10/1/09                                                       Aaa             8,890,000
          9,000,000 5 1/2s, 10/1/08                                                       Aaa            10,046,250
          7,000,000 Los Angeles Cnty., COP (Disney Pkg. Project),
                    AMBAC, 4 3/4s, 3/1/23                                                 Aaa             6,833,750
                    Los Angeles Cnty., Metropolitan Trans. Auth.
                    Sales Tax Rev. Bonds
         12,150,000 (2nd Ser.), Ser. A, AMBAC, 5s, 7/1/25                                 Aaa            12,165,188
          6,765,000 (1st Tier-Prop A), Ser. A, FSA, 5s, 7/1/15                            Aaa             7,077,881
          8,000,000 (1st Tier-Prop. A), Ser. B, FSA, 4 3/4s, 7/1/28                       Aaa             7,720,000
         15,235,000 Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
                    Ser. A, MBIA, 5 3/4s, 9/1/07                                          Aaa            17,196,506
         13,000,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                    Bonds (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                   Aaa            13,016,250
            500,000 Los Angeles Cnty., School Dist. COP VRDN
                    (Belmont Learning Complex), Ser. A, 3.15s,
                    12/1/17                                                               VMIG1             500,000
         19,300,000 Los Angeles, Convention & Exhibition Ctr. Auth.
                    IFB, MBIA, 8.304s, 8/15/18 (acquired 9/15/94,
                    cost $14,332,566) (RES)                                               Aaa            20,313,250
         37,465,000 Los Angeles, Convention & Exhibition Ctr. Auth.
                    Lease COP, 9s, 12/1/20                                                Aaa            46,503,431
         25,000,000 Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                   AAA            32,156,250
         26,235,000 Los Angeles, Pension Auth. COP, Ser. A, FSA,
                    6.9s, 6/30/08                                                         Aaa            31,416,413
                    Los Angeles, Uni. School Dist. G.O. Bonds,
                    Ser. B, FGIC
          6,380,000 5 3/8s, 7/1/14                                                        Aaa             6,842,550
          7,455,000 5 3/8s, 7/1/13                                                        Aaa             8,070,038
          5,500,000 5 3/8s, 7/1/12                                                        Aaa             5,988,125
          8,785,000 5 3/8s, 7/1/11                                                        Aaa             9,641,538
         34,700,000 Los Angeles, Wastewater Syst. FRB , AMBAC,
                    9.9s, 6/1/19 (acquired 12/4/97,
                    cost $34,083,081) (RES)                                               Aaa            38,019,055
         14,500,000 Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst. A-1),
                    Ser. A, 5s, 7/1/24                                                    Aa3            14,500,000
          4,000,000 Metropolitan Wtr. Dist. G.O. Bonds, Ser. A,
                    5 1/4s, 3/1/14                                                        Aaa             4,285,000
         20,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 8.63s, 8/10/18                                           Aa2            25,200,000
                    Metropolitan Wtr. Dist. Rev. Bonds
         22,600,000 (Southern CA Waterworks), 5.95s, 8/5/22                               Aa2            24,153,750
         10,000,000 Ser. A, 5 1/2s, 7/1/10                                                Aa2            11,062,500
         26,255,000 (Southeast Partnership), Ser. C, 5s, 7/1/27                           Aa2            26,287,819
         33,445,000 Ser. A, 5s, 7/1/26                                                    Aa2            33,570,419
         15,000,000 (Southern CA Waterworks), Ser. B, MBIA,
                    4 3/4s, 7/1/21                                                        Aaa            14,718,750
         10,350,000 Modesto, Irr. Dist. Fin. Auth. Rev. Bonds (Domestic
                    Wtr. Project), Ser. D, AMBAC, 4 3/4s, 9/1/22                          Aaa            10,117,125
         16,600,000 Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC,
                    5s, 12/1/13                                                           Aaa            17,326,250
          6,375,000 North Natomas Cmnty. Fac. Dist. Special Tax
                    Bonds, Ser. B, 6 3/8s, 9/1/31                                         BB/P            6,542,344
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB
          4,770,000 10.561s, 8/1/17                                                       Aaa             5,138,864
          3,620,000 10.561s, 8/1/17 (Prerefunded)                                         Aaa             4,036,336
          4,945,000 MBIA, 10.561s, 8/1/25                                                 Aaa             5,298,518
          6,265,000 MBIA, 10.561s, 8/1/25 (Prerefunded)                                   Aaa             6,954,025
                    Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                    Ser. A, AMBAC
          7,720,000 5.8s, 7/1/09                                                          Aaa             8,810,450
          3,925,000 5.8s, 7/1/09 (Prerefunded)                                            Aaa             4,474,500
          5,780,000 Northern CA Pwr. Agcy. Rev. Bonds (Hydroelectric),
                    Ser. A, MBIA, 5 1/4s, 7/1/12                                          Aaa             6,264,075
                    Oakland, Bldg. Auth. Rev. Bonds, AMBAC
          6,540,000 5 1/2s, 4/1/13                                                        Aaa             7,087,725
          6,295,000 5 1/2s, 4/1/12                                                        Aaa             6,877,288
         14,800,000 Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                    5.95s, 9/1/19                                                         Aaa            15,333,836
          1,300,000 Oakland, VRDN (Cap. Equip.), 2.2s, 12/1/15                            VMIG1           1,300,000
            600,000 Ontario, Multi-Fam. VRDN (Res. Park Mtg. Ctr.),
                    Ser. A, 2.2s, 8/1/07                                                  A-1+/P            600,000
                    Orange Cnty., Cmnty. Facs. Dist. Special Tax
                    (Ladera Ranch - No. 1), Ser. A
          3,000,000 6 1/4s, 8/15/30                                                       BB/P            3,026,250
          1,800,000 6.2s, 8/15/23                                                         BB/P            1,820,250
          1,290,000 6.2s, 8/15/20                                                         BB/P            1,304,513
         25,285,000 Orange Cnty., COP, Ser. A, MBIA, 6s, 7/1/07                           Aaa            28,793,294
                    Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds
         11,700,000 5.7s, 2/15/10                                                         Aaa            13,235,625
         13,960,000 5.7s, 2/15/09                                                         Aaa            15,757,350
                    Orange Cnty., VRDN
         21,500,000 2.5s, 8/1/16                                                          VMIG1          21,500,000
          1,200,000 AMBAC, 2.25s, 8/1/13                                                  VMIG1           1,200,000
         16,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                     Aa2            16,956,225
         12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16                   BBB            13,658,550
          2,800,000 Pajaro Valley, U. School Dist. VRDN (School Fac.
                    Bridge Funding Program), FSA, 2.35s, 9/1/23                           A-1             2,800,000
         31,850,000 Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                    9.955s, 4/1/22                                                        Aaa            33,837,122
         24,855,000 Pasadena, Cap. Impt. COP, AMBAC, 5.35s, 2/1/14                        Aaa            27,682,256
                    Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000 6 3/4s, 9/2/17                                                        BBB/P           5,711,956
          8,315,000 6.6s, 9/2/08                                                          BBB/P           8,824,294
          4,505,000 6 1/2s, 9/2/04                                                        BBB/P           4,842,875
          2,035,000 6 1/8s, 9/2/02                                                        BBB/P           2,090,352
         10,400,000 Redding, Elec. Syst. Rev. Bonds, MBIA, 10.018s, 7/8/22                Aaa            13,754,000
            100,000 Riverside Cnty., Hsg. Auth. Multi-Fam. VRDN
                    (Mnt. View Apts.), Ser. A, 2.15s, 8/1/25                              VMIG1             100,000
          4,250,000 Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                   BBB-            4,244,688
                    Riverside Cnty., Pub. Fin. Auth. Impt. Special
                    Assmt. Bonds (Rancho Village)
            780,000 6 3/4s, 9/2/14                                                        BB/P              796,575
         11,790,000 Ser. B, 6 1/4s, 9/2/13                                                BBB            11,996,325
            500,000 Riverside Cnty. VRDN (Riverside Cnty. Pub. Fac.),
                    Ser. D, 2s, 12/1/15                                                   VMIG1             500,000
         11,200,000 Roseville, Cmnty. Facs. Dist.1 Special Tax,
                    5 3/4s, 9/1/23                                                        BB+/P          10,878,000
         12,725,000 Sacramento, City Fin. Auth. Lease Rev. Bonds,
                    Ser. A, AMBAC, 5 3/8s, 11/1/14                                        Aaa            14,077,031
         11,500,000 Sacramento, City Fin. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 12/1/32                                                    Aaa            11,514,375
         22,750,000 Sacramento Cnty., COP (Pub. Facs. Project),
                    AMBAC, 4 3/4s, 10/1/27                                                Aaa            21,953,750
          7,500,000 Sacramento Cnty., Sanitation Dist. Rev. Bonds,
                    Ser. A, 5 7/8s, 12/1/27                                               Aa3             8,418,750
         27,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    9.984s, 8/15/18                                                       Aaa            29,189,700
         12,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                    Ser. A, MBIA, 6 1/4s, 8/15/10                                         Aaa            14,100,000
         11,500,000 Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. K,
                    AMBAC, 5 1/4s, 7/1/24                                                 Aaa            12,233,125
          5,000,000 Sacramento, Special Tax Bonds (Northern
                    Natomas Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                          BB/P            4,856,250
          3,000,000 San Diego, Abag Fin. Auth. For Nonprofit Corps.
                    Rev. Bonds (San Diego Hosp.), Ser. A,
                    6 1/8s, 8/15/20                                                       Baa1            3,123,750
         10,000,000 San Diego, Conv. Ctr. Expansion Fin. Auth. Lease
                    Rev. Bonds, Ser. A, 4 3/4s, 4/1/28                                    Aaa             9,650,000
         15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                    FGIC, 5s, 5/15/25                                                     Aaa            15,388,375
                    San Diego, Regl. Bldg. Auth. Lease COP, MBIA
          8,425,000 6.9s, 5/1/23                                                          Aaa             9,025,281
          7,250,000 6.85s, 5/1/13                                                         Aaa             7,766,563
                    San Diego, School Dist. G.O. Bonds
                    (Election of 1998), Ser. B, MBIA
          2,500,000 zero %, 7/1/13                                                        Aaa             1,462,500
          1,340,000 zero %, 7/1/12                                                        Aaa               834,150
         20,500,000 San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28                Aaa            19,782,500
                    San Diego Cnty., COP
          4,000,000 (Burnham Institute), 6 1/4s, 9/1/29                                   Baa3            4,245,000
         15,800,000 AMBAC, 5 1/4s, 9/1/06                                                 AAA            16,985,000
         10,000,000 (Downtown Courthouse), AMBAC,
                    4 1/2s, 5/1/23                                                        Aaa             9,437,500
         21,400,000 San Diego Cnty., COP, MBIA, 6.363s, 11/18/19                          Aaa            21,875,508
                    San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000 5 3/4s, 5/1/11                                                        Aa3             5,706,250
         12,000,000 FGIC, 5s, 5/1/14                                                      Aaa            12,495,000
                    San Diego Cnty., Wtr. Auth. IF COP
         20,000,000 Ser. 91-B, MBIA, 10.14s, 4/8/21                                       Aaa            26,200,000
         28,350,000 Ser. B, MBIA, 10.14s, 4/21/11                                         Aaa            39,335,625
                    San Francisco, City & Cnty. Arpt. Rev. Bonds
                    (Comnty. Intl. Arpt.), Ser. 2
          3,670,000 AMBAC, 5 1/4s, 5/1/13                                                 Aaa             3,862,675
          3,490,000 AMBAC, 5 1/4s, 5/1/12                                                 Aaa             3,703,763
          3,315,000 AMBAC, 5 1/4s, 5/1/11                                                 Aaa             3,547,050
         15,000,000 FSA, 4 3/4s, 5/1/29                                                   AAA            14,437,500
          1,000,000 San Francisco, City & Cnty. Fin. Corp. Lease VRDN
                    (City Expansion), Ser. 2, AMBAC, 2.15s, 4/1/30                        VMIG1           1,000,000
          7,600,000 San Francisco, City & Cnty. G.O. Bonds, Ser. 1,
                    FGIC, 5 3/4s, 6/15/07                                                 Aaa             8,531,000
          1,300,000 San Francisco, City & Cnty. Redev. Agy. Multi-Fam.
                    Rev. Bonds VRDN (HSG. Fillmore Ctr.),
                    Ser. A-1, 2.08s, 12/1/17                                              A-1+            1,300,000
         10,000,000 San Francisco, Rapid Transit Dist. Sales Tax Rev.
                    Bonds, 5 1/2s, 7/1/09                                                 Aa3            11,225,000
         10,000,000 San Francisco, State Bldg. Auth. Lease Rev. Bonds
                    (San Francisco Civic Ctr. Complex), Ser. A,
                    AMBAC, 5 1/4s, 12/1/21                                                Aaa            10,312,500
          1,200,000 San Jacinto, U. School Dist. IF COP, FSA,
                    2.35s, 9/1/27                                                         VMIG1           1,200,000
                    San Joaquin Cnty., COP (General Hosp.)
          5,790,000 5 1/4s, 9/1/14                                                        Aaa             6,173,587
          5,040,000 5 1/4s, 9/1/13                                                        Aaa             5,430,600
          5,250,000 5 1/4s, 9/1/12                                                        Aaa             5,729,060
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A
         77,825,000 6 3/4s, 1/1/32                                                        Aaa            83,564,594
         34,125,000 5s, 1/1/33                                                            Baa3           31,736,250
         25,000,000 MBIA, zero %, 1/15/32                                                 Aaa             5,031,250
         21,625,000 MBIA, zero %, 1/15/23                                                 Aaa             7,082,186
         29,100,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    Merged Area Redev.), MBIA, 4 3/4s, 8/1/24                             Aaa            28,336,125
                    San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000 5.8s, 9/1/27                                                          BB/P            3,030,000
          1,635,000 5.8s, 9/1/18                                                          BB/P            1,679,962
          2,780,000 5 1/2s, 9/1/10                                                        BB/P            2,939,850
         40,000,000 San Mateo Cnty., Joint Pwr. Fin. Auth. Rev. Bonds,
                    FSA, 5 3/4s, 7/15/29                                                  Aaa            44,250,000
          5,000,000 Santa Ana, COP (City Hall Expansion), FSA,
                    4.7s, 1/1/28                                                          Aaa             4,787,500
          2,135,000 Santa Ana, U. School Dist. VRDN, 2.2s, 7/1/15                         VMIG3           2,135,000
            700,000 Santa Ana VRDN (Multi-Modal Town & Country),
                    2.6s, 10/1/20                                                         VMIG1             700,000
         35,600,000 Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                    5 3/4s, 2/1/15                                                        Aaa            37,469,000
                    Santaluz Cmnty., Facs. Dist. No. 2 Special Tax Bonds
         24,310,000 (Impt. Area No. 1), 6 3/8s, 9/1/30                                    BB-/P          24,431,550
            500,000 (Impt. Area No. 3), Ser. B, 6.2s, 9/1/30                              BB+/P             505,000
            500,000 (Impt. Area No. 3), Ser. B, 6.1s, 9/1/21                              BB+/P             505,000
          7,525,000 Sierra View, Hlth. Care Dist. Rev. Bonds, 5.4s, 7/1/22                BBB-            7,007,655
         45,200,000 South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                    FGIC, 5 1/2s, 8/15/15                                                 Aaa            47,573,000
                    Southern CA Pub. Pwr. Auth. Rev. Bonds
          5,465,000 (Southern Transmission), Ser. A, MBIA,
                    5 1/4s, 7/1/11                                                        Aaa             5,977,343
         42,690,000 (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                        Aaa            42,743,363
          3,000,000 Stockton, Cmnty. Fac. Dist. Spl. Tax Rev. Bonds
                    (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                       BB+/P           3,108,750
          7,105,000 Sunnyvale, CA, Cmnty. Fac. Dist. 1 Rev. Bonds,
                    6 3/4s, 8/1/02                                                        AAA             7,281,843
         11,780,000 Sunnyvale, CA, Cmnty. Fac. Dist. 1 Special Tax
                    Bonds, 7.65s, 8/1/21                                                  BB-/P          11,956,700
          1,600,000 Sweetwater, High School VRDN, FSA,
                    2.35s, 6/1/13                                                         VMIG1           1,600,000
                    Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds (Marketplace 94-1)
         21,775,000 6 7/8s, 9/1/24                                                        B/P            23,272,031
         31,115,000 zero %, 9/1/14                                                        B/P            13,768,387
                    Tobacco Securization Auth. of Northern CA.
                    Rev Bonds, Ser A
          8,500,000 5 3/8s, 6/1/41                                                        A1              8,563,750
          1,750,000 5 1/4s, 6/1/31                                                        A1              1,767,500
                    Torrance Memorial Med. Ctr. Rev. Bonds
          1,000,000 Ser. A, 6s, 6/1/22                                                    A1              1,057,500
          2,000,000 5 1/2s, 6/1/31                                                        A1              2,010,000
          4,000,000 Tustin, Unified School Dist. Special Tax Bonds
                    (Cmnty. Facs. Dist. No. 97-1), 6 3/8s, 9/1/35                         BBB+/P          4,110,000
         10,195,000 U. of CA Med. Ctr. Rev. Bonds, AMBAC, 5.7s, 7/1/11                    Aaa            11,087,062
         10,000,000 Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BBB-/P         10,400,000
         34,860,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB             34,903,575
                                                                                                      -------------
                                                                                                      2,989,694,850

Puerto Rico (4.6%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
         11,110,000 FSA, 6 1/2s, 7/1/12                                                   AAA            13,443,100
          9,010,000 MBIA, 5 3/4s, 7/1/11                                                  AAA            10,338,975
          9,735,000 FGIC, 5 1/2s, 7/1/13                                                  Aaa            10,659,825
         23,370,000 FGIC, 5 1/2s, 7/1/12                                                  Aaa            25,648,575
          4,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    1.9s, 12/1/15                                                         VMIG1           4,000,000
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds
          8,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          Aaa             9,350,000
          2,880,000 Ser. A, MBIA, 4 3/4s, 7/1/38                                          AAA             2,731,450
          8,500,000 Cmnwlth. of PR, Impt. G.O. Bonds, FSA,
                    5 1/2s, 7/1/11                                                        Aaa             9,583,750
         15,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.
                    Rev. Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2           16,293,750
         30,000,000 PR Infrastructure Fin. Auth. Special Rev. Bond,
                    Ser. A, 5 1/2s, 10/1/40                                               Aaa            31,612,500
         10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa            10,137,500
                                                                                                     --------------
                                                                                                        143,799,425
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $2,831,285,912)                                                            $3,133,494,275

MUNICIPAL COMMERCIAL PAPER (0.8%) (a) (cost $26,100,000)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
-------------------------------------------------------------------------------------------------------------------
        $26,100,000 CA State G.O. Bonds effective yield of 2.3%,
                    October 1, 2001                                                       Aaa        $   26,100,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,857,385,912) (b)                                      $3,159,594,275
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,156,746,870.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $2,857,930,583, resulting in gross unrealized appreciation and depreciation of $315,775,652 and $14,111,960, respectively, or net unrealized appreciation of $301,663,692.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $171,923,093 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2001.

      The fund had the following industry group concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

          Water and sewer       19.5%
          Transportation        16.4

      The fund had the following insurance concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

          MBIA                  24.7%
          AMBAC                 14.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 3001

                                Aggregate Face  Expiration     Unrealized
                 Total Value        Value         Date        Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)      $5,520,125     $5,570,646      Dec-01         $(50,521)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,857,385,912) (Note 1)                                    $3,159,594,275
-------------------------------------------------------------------------------------------
Cash                                                                              1,928,648
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   41,091,368
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,159,621
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,988,553
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              8,125
-------------------------------------------------------------------------------------------
Total assets                                                                  3,209,770,590

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             6,827,512
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 37,829,012
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,628,720
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,607,345
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          217,790
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      139,103
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          9,999
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,687,588
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               76,651
-------------------------------------------------------------------------------------------
Total liabilities                                                                53,023,720
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,156,746,870

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,874,201,620
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,284,302
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (21,896,894)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      302,157,842
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $3,156,746,870

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,631,430,392 divided by 302,195,389 shares)                                        $8.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.71)*                                $9.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($497,335,061 divided by 57,168,757 shares)**                                         $8.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,912,506 divided by 1,707,160 shares)**                                           $8.74
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,068,911 divided by 1,503,706 shares)                                             $8.69
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.69)***                              $8.98
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Tax exempt interest income:                                                    $175,392,491
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 14,209,854
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,990,229
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   87,797
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     37,326
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,150,871
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,396,068
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                88,493
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                69,938
-------------------------------------------------------------------------------------------
Other                                                                               683,901
-------------------------------------------------------------------------------------------
Total expenses                                                                   26,714,477
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (828,658)
-------------------------------------------------------------------------------------------
Net expenses                                                                     25,885,819
-------------------------------------------------------------------------------------------
Net investment income                                                           149,506,672
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  7,441,065
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (4,297,471)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                               128,312,955
-------------------------------------------------------------------------------------------
Net gain on investments                                                         131,456,549
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $280,963,221
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  149,506,672   $  161,786,210
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        3,143,594        3,429,190
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            128,312,955       28,833,971
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  280,963,221      194,049,371
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (127,090,155)    (135,249,532)
--------------------------------------------------------------------------------------------------
   Class B                                                            (22,136,885)     (25,845,250)
--------------------------------------------------------------------------------------------------
   Class C                                                               (359,510)        (139,135)
--------------------------------------------------------------------------------------------------
   Class M                                                               (649,892)        (738,049)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                (60,426)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                (12,589)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                   (152)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                   (297)              --
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (40,653,410)    (352,736,215)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                89,999,905     (320,658,810)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,066,746,965    3,387,405,775
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,284,302 and $4,447,817, respectively)                 $3,156,746,870   $3,066,746,965
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.35        $8.25        $8.89        $8.71        $8.46
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .43          .42(d)       .44(d)       .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .36          .10         (.59)         .21          .28
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .78          .53         (.17)         .65          .72
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.43)        (.42)        (.43)        (.45)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --(c)        --         (.05)        (.04)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.43)        (.47)        (.47)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.71        $8.35        $8.25        $8.89        $8.71
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.57         6.71        (2.01)        7.75         8.71
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,631,430   $2,514,181   $2,754,624   $3,073,178   $3,087,795
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75          .74          .77          .77          .74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.91         5.29         4.85         5.06         5.20
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.53        13.44        13.91        30.88        23.51
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.34        $8.24        $8.88        $8.70        $8.45
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .36          .38          .36(d)       .39(d)       .39
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .37          .10         (.58)         .21          .27
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .73          .48         (.22)         .60          .66
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.38)        (.37)        (.38)        (.39)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --(c)        --         (.05)        (.04)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.38)        (.42)        (.42)        (.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.70        $8.34        $8.24        $8.88        $8.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.87         6.02        (2.65)        7.05         8.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $497,335     $535,160     $616,446     $641,686     $573,309
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.40         1.39         1.42         1.42         1.39
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.25         4.64         4.21         4.41         4.54
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.53        13.44        13.91        30.88        23.51
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                   Year ended      July 26, 1999+
operating performance                      September 30      to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.37        $8.26        $8.47
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .35          .37          .04(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .37          .11         (.18)
---------------------------------------------------------------------------
Total from
investment operations                    .72          .48         (.14)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.35)        (.37)        (.07)
---------------------------------------------------------------------------
From net realized gain
on investments                            --(c)        --           --
---------------------------------------------------------------------------
Total distributions                     (.35)        (.37)        (.07)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.74        $8.37        $8.26
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.81         5.97        (1.70)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,913       $5,510       $1,018
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.54          .29*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.16         4.43          .81*
---------------------------------------------------------------------------
Portfolio turnover (%)                  9.53        13.44        13.91
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.33        $8.24        $8.88        $8.70        $8.45
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .41          .38(d)       .41(d)       .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .37          .09         (.57)         .22          .27
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .76          .50         (.19)         .63          .69
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.41)        (.40)        (.41)        (.42)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --(c)        --         (.05)        (.04)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.41)        (.45)        (.45)        (.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.69        $8.33        $8.24        $8.88        $8.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.25         6.25        (2.31)        7.43         8.39
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,069      $11,895      $15,318      $14,986      $13,898
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.05         1.04         1.07         1.07         1.04
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.60         4.98         4.56         4.76         4.92
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.53        13.44        13.91        30.88        23.51
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $1,433,745 to decrease undistributed net investment income and $295,475 to increase paid-in-capital, with an decrease to accumulated net realized loss of $1,138,270. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next 5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $828,658 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,624 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $197,818 and $1,989 from the sale of class A and class M shares, respectively, and received $630,552 and $2,056 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.65% is assessed on certain redemptions of class M shares. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $74,041 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $291,376,386 and $459,491,458, respectively. Purchases and sales of short-term municipal obligations aggregated $362,509,000 and $237,101,000, respectively.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,668,667       $ 313,422,157
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,322,803          62,713,202
---------------------------------------------------------------------------
                                            43,991,470         376,135,359

Shares
repurchased                                (42,802,891)       (366,489,389)
---------------------------------------------------------------------------
Net increase                                 1,188,579       $   9,645,970
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,099,022       $ 195,604,690
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,055,818          65,614,335
---------------------------------------------------------------------------
                                            32,154,840         261,219,025

Shares
repurchased                                (65,000,667)       (528,509,561)
---------------------------------------------------------------------------
Net decrease                               (32,845,827)      $(267,290,536)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,050,200        $ 68,913,980
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,420,033          12,145,577
---------------------------------------------------------------------------
                                             9,470,233          81,059,557

Shares
repurchased                                (16,461,556)       (140,810,274)
---------------------------------------------------------------------------
Net decrease                                (6,991,323)      $ (59,750,717)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,553,511       $  45,229,054
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,747,831          14,213,780
---------------------------------------------------------------------------
                                             7,301,342          59,442,834

Shares
repurchased                                (17,930,101)       (145,393,832)
---------------------------------------------------------------------------
Net decrease                               (10,628,759)      $ (85,950,998)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,157,221         $ 9,979,195
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,511             239,479
---------------------------------------------------------------------------
                                             1,184,732          10,218,674

Shares
repurchased                                   (135,748)         (1,173,523)
---------------------------------------------------------------------------
Net increase                                 1,048,984         $ 9,045,151
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    574,831          $4,693,299
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,218              83,920
---------------------------------------------------------------------------
                                               585,049           4,777,219

Shares
repurchased                                    (50,040)           (409,655)
---------------------------------------------------------------------------
Net increase                                   535,009          $4,367,564
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------

Shares sold                                 11,648,627        $ 99,320,191
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   57,412             490,473
---------------------------------------------------------------------------
                                            11,706,039          99,810,664

Shares
repurchased                                (11,630,272)        (99,404,478)
---------------------------------------------------------------------------
Net increase                                    75,767        $    406,186
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,706,465        $ 86,854,349
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   70,118             569,903
---------------------------------------------------------------------------
                                            10,776,583          87,424,252

Shares
repurchased                                (11,207,400)        (91,286,497)
---------------------------------------------------------------------------
Net decrease                                  (430,817)       $ (3,862,245)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $4,672,612 as long term capital gain, for its taxable year ended September 30, 2001.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN045-76218  027/337/677  11/01